UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2009
Cardica, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51772 (Commission File Number)	94-3287832 (IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EX-10.2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Equity Incentive Plan Amendment
At the 2009 Annual Meeting of Stockholders held on November 11, 2009, the stockholders of Cardica, Inc. (“Cardica”), upon the recommendation of Cardica’s Board of Directors (the “Board”), approved the amendment to the Cardica, Inc. 2005 Equity Incentive Plan (the “2005 Plan”) to increase the number of shares authorized for issuance under the 2005 Plan by 1,750,000 shares of common stock (the “2009 Amendment”).
The 2005 Plan initially was adopted by the Board on October 13, 2005, and approved by Cardica’s stockholders on December 27, 2005. The 2005 Plan was previously amended by the Board on September 29, 2006, October 10, 2007 and August 13, 2008, which amendments were approved by Cardica’s stockholders on November 8, 2006, November 14, 2007 and November 19, 2008, respectively. The 2009 Amendment was adopted by the Board on October 1, 2009. A more complete description of the 2005 Plan may be found in Cardica’s proxy statement, filed with the Securities and Exchange Commission on October 13, 2009. In addition, the 2005 Plan, as amended, is filed as an exhibit herewith.
Officer Option Grants
On November 11, 2009, the Board, based upon the recommendation of the Compensation Committee of the Board, approved the grant, effective November 11, 2009, of stock options (the “Options”) to purchase the Company’s common stock pursuant to the 2005 Plan to the following executive officers:

Shares Subject to
Name and Position	Options

Bernard Hausen, M.D., Ph.D.	460,000
President & CEO
Fred Bauer	140,000
Vice President, Operations
Bryan Knodel, Ph.D.	210,000
Vice President, Research & Development
Robert Newell	140,000
Vice President, Finance and Chief Financial Officer
The Options have a seven-year term for individuals who continue to serve as employees of Cardica. The Options have an exercise price of $1.12 per share, which was the closing sales price of Cardica’s common stock as quoted on the Nasdaq Global Market on November 11, 2009, the date of grant. The shares subject to the Options vest at a rate of 1/48th per month following the date of grant, provided the holder continues to provide services to Cardica. In connection with a change of control transaction, 100% of these shares will become vested if the executive officer’s employment is terminated without cause or resigns for good reason in connection with a change of control transaction.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.2	Cardica, Inc. 2005 Equity Incentive Plan, as amended. (1)

(1)	Compensation plan or arrangement in which executive officer or director participates.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: November 13, 2009	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.2	Cardica, Inc. 2005 Equity Incentive Plan, as amended. (1)

(1)	Compensation plan or arrangement in which executive officer or director participates.